UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2008

DAYBREAK OIL AND GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1012 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Daybreak Oil and Gas, Inc. (OTC Bulletin Board: DBRM) (“Daybreak” or the “Company”), a Washington corporation, today announced the election of James F. Meara to its board of directors, effective March 24, 2008.  The addition of Mr. Meara expands the size of the Company's board to four members.

From 1980 through December 2007, Mr. Meara was employed with Marathon Oil Corporation (NYSE: MRO), a Houston-based company engaged in the worldwide exploration and production of crude oil and natural gas, as well as the domestic refining, marketing and transportation of petroleum products. During his 27 year tenure with Marathon, Mr. Meara moved through a series of posts in the tax department, becoming Manager of Tax Audit Systems and Planning in 1988, and in 1995, he was named Commercial Director of Sakhalin Energy in Moscow, Russia. From 2000, Mr. Meara served as Controller and was appointed to Vice President of Tax in January 2002, serving until his retirement in December 2007.  Mr. Meara holds a Bachelor's degree in accounting from the University of Kentucky, a Master's degree in business administration from Bowling Green State University, is a Certified Public Accountant, and is a member of the American Institute of Certified Public Accountants.

Appointment to Committees of the Board of Directors

There are no understandings or arrangements between Mr. Meara and any other person pursuant to which Mr. Meara was selected as a Director. Mr. Meara does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Mr. Meara has been appointed to serve on the Compensation Committee, the Nominating and Governance Committee and as Chairman of the Audit Committee of the Board of Directors, each effective as of March 24, 2008.

Prior Transactions with the Company

Mr. Meara has not been involved with any transaction or proposed transaction with the Company since the beginning of the Company’s last fiscal year.

Item 7.01 Regulation FD Disclosure.

A copy of the press release relating to the appointment of Mr. Meara to the Daybreak Board is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

This information is being disclosed pursuant to Regulation FD. Accordingly, the information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits:

99.1    Press Release dated March 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ James F. Westmoreland
James F. Westmoreland, Chief Financial Officer

Date:  March 25, 2008

Exhibits

99.1    Press Release dated March 25, 2008